UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 1, 2014

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results from Operations and Financial Condition

On May 1, 2014, Tempur Sealy International, Inc. (the “Company”) issued a press release to announce its financial results for the quarter ended March 31, 2014 and confirmed financial guidance for 2014. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information furnished under Item 2.02 of this Form 8-K (including Exhibit 99.1 furnished herewith) is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

On May 1, 2014, Tempur Sealy International, Inc. issued a press release announcing that it has signed a definitive agreement to acquire the Sealy® brand rights in Continental Europe (excluding the UK) from its former licensee. The Company anticipates closing the transaction, which is subject to customary closing conditions, during its fiscal second quarter of 2014. Financial terms were not disclosed. A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference. The information in this report (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibit

(d)  Exhibits

Exhibit	Description

99.1	Press Release dated May 1, 2014, entitled “Tempur Sealy Reports First Quarter 2014 Results”
99.2	Press Release dated May 1, 2014, entitled " Tempur Sealy Announces Acquisition of Sealy Brand Rights in Continental Europe"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2014

Tempur Sealy International, Inc.

By:	/s/ Dale E. Williams
Name:	Dale E. Williams
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 1, 2014, entitled “Tempur Sealy Reports First Quarter 2014 Results”
99.2	Press Release dated May 1, 2014, entitled " Tempur Sealy Announces Acquisition of Sealy Brand Rights in Continental Europe"